================================================================================




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) February 18, 2004
                                                        -----------------


                                TEREX CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                       1-10702                34-1531521
--------------------------------------------------------------------------------
 (State or Other Jurisdiction           (Commission             (IRS Employer
       of Incorporation)               File Number)          Identification No.)



     500 Post Road East, Suite 320, Westport, Connecticut             06880
--------------------------------------------------------------------------------
           (Address of Principal Executive Offices)                (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
                                                           --------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


================================================================================

Item 12. Results of Operations and Financial Condition

     As previously reported on a Current Report on Form 8-K filed February 18, 2004, Terex Corporation (the "Company") issued a press release on February 18, 2004 releasing and reviewing the Company's financial results for its fiscal year ended December 31, 2003. The press release included as Exhibit 99.1 to that Form 8-K differed from the press release actually issued by the Company, as the Exhibit contained incorrect information in footnote 2 to the financial summary for the three months ended December 31, 2003 and December 31, 2002.

     Accordingly, the Company attaches the correct copy of its press release, as actually issued by the Company, as Exhibit 99.1 to this Form 8-K/A.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits

          99.1 Press release of Terex Corporation issued on February 18, 2004.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 19, 2004


                                           TEREX CORPORATION


                                           By:  /s/ Phillip C. Widman
                                                Phillip C. Widman
                                                Senior Vice President and
                                                 Chief Financial Officer










                                     - 2 -